Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  5.70%
     February, 1997  5.48%
     January, 1997  5.36%
     December, 1996  6.25%



Cash Yield                                              17.58%


Investor Charge Offs                                    4.20%


Base Rate                                               7.90%


Over 35 Day Delinquency                                 5.15%


Seller's Interest                                       21.86%


Total Payment Rate                                      10.20%


Total Principal Balance                                $7,337,714,449.86


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,604,381,116.50